UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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[ ]	Soliciting Material Pursuant to §240.14a-12

WIZARD WORLD, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WIZARD WORLD, INC.

2201 Park Place, Suite 101

El Segundo, California 90245

(310) 648-8410

NOTICE OF ANNUAL

MEETING OF SHAREHOLDERS

TO BE HELD OCTOBER 7, 2015

TO OUR SHAREHOLDERS:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Wizard World, Inc., a Delaware corporation (together with its subsidiaries, “Company”, “Wizard”, “we”, “us” or “our”), which will be held on October 7, 2015, at 10:00 A.M. PST at the office of Glaser Weil Fink Howard Avchen & Shapiro LLP located at 10250 Constellation Blvd., 19th Floor, Los Angeles, California 90067, for the following purposes:

1.	To elect six directors to hold office for a one year term and until each of their successors are elected and qualified;

2.	To ratify the appointment of Li and Company, PC, as our independent registered public accounting firm for the fiscal year ending December 31, 2015;

3.	To consider and conduct a non-binding advisory vote on a proposal to approve the Company’s executive compensation; and

4.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The Board of Directors has fixed the close of business on September 2, 2015, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting of Shareholders and any adjournment or postponement thereof. A complete list of shareholders entitled to vote at the Annual Meeting will be available for inspection for a period of ten days at the Company’s office, located at 2201 Park Place, Suite 101, El Segundo, California 90245.

By Order of the Board of Directors

/s/ John Macaluso
John Macaluso
CEO and Chairman of the Board
September 17, 2015
El Segundo, California

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YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY.

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WIZARD WORLD, INC.

2201 Park Place, Suite 101

El Segundo, California 90245

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 7, 2015

GENERAL INFORMATION ABOUT THE PROXY

STATEMENT AND ANNUAL MEETING

General

This Proxy Statement is being furnished to the shareholders of Wizard World, Inc. (together with its subsidiaries, “Company”, “Wizard”, “we”, “us” or “our”) in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the Annual Meeting of Shareholders to be held at the office of Glaser Weil Fink Howard Avchen & Shapiro LLP located at 10250 Constellation Blvd., 19th Floor, Los Angeles, California 90067 on October 7, 2015, at 10:00 A.M. PST, and at any and all adjournments or postponements thereof (the “Annual Meeting”) for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Accompanying this Proxy Statement is a proxy/voting instruction form (the “Proxy”) for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. It is contemplated that this Proxy Statement and the accompanying form of Proxy will be first mailed to the Company’s shareholders on or about September 21, 2015.

The Company will solicit shareholders by mail through its regular employees and will request banks and brokers and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for reasonable, out-of-pocket costs. In addition, the Company may use the service of its officers and directors to solicit proxies, personally or by telephone, without additional compensation.

Voting Securities

Only shareholders of record as of the close of business on September 2, 2015 (the “Record Date”) will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof. As of the Record Date, there were approximately 51,368,386 shares of common stock of the Company, issued and outstanding and entitled to vote representing approximately 305 holders of record. Shareholders may vote in person or by proxy. Each holder of shares of common stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement. The Company’s bylaws provide that a majority of all the shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. The enclosed Proxy reflects the number of shares that you are entitled to vote. Shares of common stock may not be voted cumulatively.

Voting of Proxies

All valid proxies received prior to the Annual Meeting will be voted. The Board of Directors recommends that you vote by proxy even if you plan to attend the Annual Meeting. To vote by proxy, you must fill out the enclosed Proxy, sign and date it, and return it in the enclosed postage-paid envelope. Voting by proxy will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person. However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

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Revocability of Proxies

All Proxies which are properly completed, signed and returned prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices located at 2201 Park Place, Suite 101, El Segundo, California 90245, a written notice of revocation or a duly-executed Proxy bearing a later date or by attending the Annual Meeting and voting in person.

Required Vote

Representation at the Annual Meeting of the holders of a majority of the outstanding shares of our common stock entitled to vote, either in person or by a properly executed Proxy, is required to constitute a quorum. Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted as “represented” for the purpose of determining the presence or absence of a quorum. Broker non-votes are not counted for any purpose in determining whether proposals have been approved. Under the Delaware General Corporation Law, once a quorum is established, shareholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against such proposal.

In the election of our Board of Directors, shareholders are not allowed to cumulate their votes. Shareholders are entitled to cast a vote for each of the openings on the Board to be filled at the Annual Meeting. The six nominees receiving the highest vote totals will be elected as our Board of Directors. For approval of the proposed ratification of our independent registered accountants, the votes cast in favor of the proposal must exceed the votes cast against the proposal. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of the Board of Directors or the ratification of the independent public accountants. Lastly, the affirmative vote of the holders of a majority of the outstanding shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting will be required to approve the compensation of the named executive officers as disclosed in this Proxy Statement.

Shareholders List

For a period of at least ten days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be available at the principal executive offices of the Company located at 2201 Park Place, Suite 101, El Segundo, California 90245 so that shareholders of record may inspect the list only for proper purposes.

Expenses of Solicitation

The Company will pay the cost of preparing, assembling and mailing this proxy-soliciting material, and all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of six authorized directors. A total of six directors will be elected at the Annual Meeting to serve until the next annual shareholder meeting. The persons named as “Proxies” in the enclosed Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies. If no choice has been specified by a shareholder, the shares will be voted FOR the nominees. If at the time of the Annual Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the vote.

NOMINEES FOR ELECTION AS DIRECTOR

The following sets forth certain information about each of the director nominees:

John Macaluso, age 59 .

Mr. Macaluso has served as a member of our Board since May 13, 2011 and was appointed Chairman of the Board on October 10, 2012. Mr. Macaluso is the founder, sole owner and Chief Executive Officer of California Concepts, a domestic manufacturer of domestic and imported women’s and girls’ clothing, which operated as such from 1987 through 2007. In 2007, Mr. Macaluso exited the clothing business and transitioned California Concepts into a real estate development business, managing projects in Los Angeles, Las Vegas and Big Sky, Montana at the Yellowstone Club, to name a few. The Board believes that Mr. Macaluso’s business experience with managing gross profit margins, markdown allowances, budgets and negotiating effective costs of goods purchased will be a significant asset to the Company with respect to, among other things, its operating budget as a growing public company.

Vadim Mats, age 31 .

Mr. Mats has been a director of our Company since January 14, 2011. On January 28, 2013, Mr. Mats was appointed as Chief Financial Officer of Point Capital, Inc. Mr. Mats is also, and has been since June 28, 2010, the Chief Financial Officer of FWS Capital Ltd. Prior to joining FWS Capital Ltd., Mr. Mats served as an accounting consultant to various companies from December 2009 until June 2010. Mr. Mats was also previously the assistant controller at Eton Park Capital Management, a multi-strategy fund, from July 16, 2007 to December 1, 2009. From June 2006 to July 2007, Mr. Mats was a senior fund accountant at The Bank of New York Mellon, where he was responsible for over fifteen funds. Mr. Mats graduated cum laude from the Zicklin School of Business at Bernard Baruch College with a Bachelor’s degree in Business Administration, specializing in finance and investments and holds a Master of Science in accounting and finance from the Zicklin School of Business at Bernard Baruch College. Further, Mr. Mats is a CAIA Charter Holder. Mr. Mats’ extensive experience and background in finance, accounting and investment funds will be a significant asset to the Company’s operation as a public company.

John Maatta, age 63.

John D. Maatta has been a member of our Board since May 25, 2011. Mr. Maatta is currently practicing law at Greenberg, Traurig, LLP. Formerly, Mr. Matta was EVP of The CW Television Network and prior to that he was the Chief Operating Officer of The CW Network, which is America’s fifth broadcast network and a network that focuses substantially on targeting young adults between the ages of 18 and 34. From September 2005 through September 2006, Mr. Maatta served as the Chief Operating Officer of The WB, a Warner Bros. television network (“The WB”), where he had direct oversight of all business and operations departments, such as business affairs, finance, network distribution (which included The WB 100+ station group), technology, legal, research, network operations, broadcast standards and human resources. While Chief Operating Officer at The WB, Mr. Maatta also served as The WB’s General Counsel. Mr. Maatta is currently a director of Trader Vic’s, Inc., a Polynesian-style restaurant chain, a position he has held since 1998. Mr. Maatta received a Bachelor of Arts in Government from the University of San Francisco in 1974, and a Juris Doctorate from the University of California, Hastings College of the Law, in 1977.

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The Board believes that Mr. Maatta’s experience with operating companies in the entertainment industry and his contacts in the industry will be an important factor in the Company’s growth as a digital entertainment and event company.

Greg Suess, age 43 .

Greg Suess has been a director of our Company since May 9, 2011. In 2000, he founded ROAR, a Beverly Hills-based management and consulting company that focuses on media and entertainment and provides comprehensive management services for its clients, including talent and brand management, managing partnerships, strategic alliances and marketing strategies that engage consumers through entertainment, music and lifestyle experiences. Mr. Suess is, and has been since inception, a partner at ROAR. Since 1997, Mr. Suess has been with the law firm of Glaser, Weil, Fink, Howard, Avchen & Shapiro, LLP, where he is currently Partner and focuses on general corporate law and media and entertainment. Mr. Suess holds a Bachelor of Science from the University of Southern California (Lloyd Greif Center for Entrepreneurial Studies), and holds a JD/MBA from Pepperdine University. He is a member of the State Bar of California.

The Board believes that Mr. Suess’ extensive experience and background in the media and entertainment industry complements the Company’s events business and its new initiatives and will provide a significant contribution to the Company’s growth.

Kenneth Shamus, age 45 .

Mr. Shamus combines over 25 years of experience in the Toys & Collectibles Industry. From 1990 through present, Mr. Shamus is the Chief Executive Officer of ToyWiz, Inc., an online toys, action figures and trading card games company. Mr. Shamus has served as director since March 17, 2013. The Board believes that combination of Mr. Shamus’s extensive experience in the pop culture space, including toys, games, action figures and collectible trading cards, and his business acumen brings a unique blend of skills to the Company and will help steer the Company’s growth and development.

Paul Kessler, age 54.

Mr. Kessler combines over 25 years of experience as an investor, financier and venture capitalist. In 2000, Mr. Kessler founded Bristol Capital Advisors, LLC, a Los Angeles based investment advisor, and has served as the Principal and Portfolio Manager from 2000 through the present. Mr. Kessler has broad experience in operating, financing, capital formation, negotiating, structuring and re-structuring investment transactions. He is involved in all aspects of the investment process including identification and engagement of portfolio companies. His investment experience encompasses both public and private companies. Mr. Kessler works actively worked with executives and boards of companies on corporate governance and oversight, strategic repositioning and alignment of interests with shareholders. Mr. Kessler has been a member of the Board since March 17, 2013. The Board believes that Mr. Kessler’s extensive experience in matters including capital formation, corporate finance, investment banking, founder, owner, operator of successful companies, corporate governance, as well as his understanding of capital markets, will provide a significant contribution to the growth of the Company.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF JOHN MACALUSO, VADIM MATS, JOHN MAATTA, GREG SUESS, KENNETH SHAMUS AND PAUL KESSLER AS DIRECTORS.

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PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT

OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The Board of Directors has appointed Li and Company, PC (“Li & Company”), as our independent registered public accounting firm to examine the consolidated financial statements of the Company for fiscal year ending December 31, 2015. The Board of Directors seeks an indication from shareholders of their approval or disapproval of the appointment.

Li & Company will audit our consolidated financial statements for the fiscal year ended December 31, 2015. We anticipate that a representative of Li & Company will be present by telephone at our 2015 annual meeting, will have the opportunity to make a statement if they desire to do so at the meeting, and will be available to respond to appropriate questions at the meeting.

Our consolidated financial statements for the fiscal years ended December 31, 2014 were audited by Li & Company.

The following is a summary of fees billed by Li & Company, P.C. for fiscal years ended December 31, 2014 and 2013:

Audit Fees

(a) The aggregate fees billed by Li & Company, P.C. for the audit of the Company’s financial statements for the fiscal years ended December 31, 2014 and 2013, were $65,000 and $63,000, respectively.

Audit Related Fees

(b) Li & Company, P.C. did not bill the Company any amounts for assurance and related services that were related to its audit or review of the Company’s financial statements during the fiscal years ended December 31, 2014 and 2013, respectively.

Tax Fees

(c) The aggregate fees billed by Li & Company, P.C. for tax compliance, advice and planning were $0 for the fiscal year ended December 31, 2014 and $0 for the fiscal year ended December 31, 2013.

All Other Fees

(d) Li & Company, P.C. did not bill the Company for any products and services other than the foregoing during the fiscal years ended December 31, 2014 and 2013, respectively.

Audit Committee Pre-Approval Policies and Procedures

The Company’s Audit Committee has adopted policies and procedures that shall require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, the Company’s independent accounting firms. At the beginning of each year, the Audit Committee shall approve the proposed services, including the nature, type and scope of services contemplated and the related fees, to be rendered by these firms during the year. In addition, Audit Committee pre-approval is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees pre-approved by the Audit Committee.

In the event shareholders fail to ratify the appointment of Li & Company, the Board of Directors will reconsider this appointment. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in the interests of the Company and its shareholders.

The affirmative vote of the holders of a majority of the Company’s common stock represented and voting at the Annual Meeting either in person or by proxy will be required for approval of this proposal. Neither abstentions nor broker non-votes shall have any effect on the outcome of this vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF Li & Company AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM .

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PROPOSAL 3

NON-BINDING ADVISORY VOTE APPROVING EXECUTIVE COMPENSATION

We are asking our shareholders to provide advisory approval of the compensation of the Named Officer (as defined herein), as described in the “Executive Compensation” section of this Proxy Statement. While this vote is advisory, and not binding on the Company, it will provide information to our Board and Compensation Committee regarding investor sentiment about our executive compensation policies and practices, which the Compensation Committee will be able to consider when determining executive compensation for the fiscal year ending 2015 and beyond.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to endorse or not endorse our executive compensation program and policies through the following resolution:

“RESOLVED, that the compensation of the Company’s Named Officer, as disclosed pursuant to compensation disclosure rules of the Securities and Exchange Commission located in the “Executive Compensation” section of this proxy statement, and the accompanying executive compensation table and narrative discussions, is hereby APPROVED.”

The vote on this Proposal 3 is advisory, and therefore not binding on the Company, the Compensation Committee, or the Board. The vote will not be construed to create or imply any change to the fiduciary duties of the Company or the Board, or to create or imply any additional fiduciary duties for the Company or the Board. However, the Board and the Compensation Committee value input from shareholders and will consider the outcome of the vote when making future executive compensation decisions. The affirmative vote of a majority of the shares present or represented and entitled to vote either in person or by proxy is required to approve this Proposal 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION APPROVING THE COMPANY’S EXECUTIVE COMPENSATION POLICIES AND PROCEDURES AND THE COMPENSATION PAID TO THE NAMED OFFICER.

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CORPORATE GOVERNANCE

Board Meetings and Annual Meeting Attendance

The Board of Directors met approximately nine times during fiscal year ended December 31, 2014. No director attended less than 100% of the meetings. Additionally, the Board acted approximately seven times by unanimous written consent in lieu of a meeting during 2014.

Audit Committee

On March 17, 2013, the Board authorized the creation of an Audit Committee. Messrs. Mats, Shamus and Kessler were appointed initial members of the Audit Committee, with Mr. Mats serving as chairman. The Audit Committee has not yet adopted a written charter but its functions shall include: selecting our independent registered public accountants; reviewing the results and scope of the audit and other services provided by our independent registered public accountants; reviewing our financial statements for each interim period and for our year end and our internal financial and accounting controls; and recommending, establishing and monitoring the Company’s disclosure controls and procedures. The Audit Committee held six meetings in 2014.

Compensation Committee

On March 17, 2013, the Board authorized the creation of a Compensation Committee. The Board appointed Messrs. Suess, Mats and Maatta as initial members, with Mr. Suess serving as Chairman. While the committee has not yet adopted a written charter, the Compensation Committee shall be responsible for establishing and administering our policies involving the compensation of all of our executive officers and establishing and recommending to our Board the terms and conditions of all employee and consultant compensation and benefit plans. The Compensation Committee held four meetings in 2014.

Nominating Committee

On March 13, 2014, the Board of Directors authorized the creation of a Nominating and Corporate Governance Committee. The Board has appointed Messrs. Maatta, Suess and Kessler as initial members, with Mr. Maatta serving as Chairman.

While the committee has not yet adopted a formal charter, the function of the Nominating Committee is to recommend to the Board the slate of director nominees for election to the Board and to identify and recommend candidates to fill vacancies occurring between annual shareholder meetings. The Nominating and Corporate Governance Committee held four meetings in 2014.

Family Relationships

There are no family relationships among our directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers.

Legal Proceedings

There are no material proceedings to which any director or officer, or any associate of any such director or officer, is a party that is adverse to our Company or any of our subsidiaries or has a material interest adverse to our Company or any of our subsidiaries. No director or executive officer has been a director or executive officer of any business which has filed a bankruptcy petition or had a bankruptcy petition filed against it during the past ten years. No director or executive officer has been convicted of a criminal offense or is the subject of a pending criminal proceeding during the past ten years. No director or executive officer has been the subject of any order, judgment or decree of any court permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities during the past ten years. No director or officer has been found by a court to have violated a federal or state securities or commodities law during the past ten years.

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Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Directors, executive officers and greater than 10% shareholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a).

Based solely on our review of certain reports filed with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, the reports required to be filed with respect to transactions in our common stock during the fiscal year ended December 31, 2014, were timely, except for the failure of the non-employee directors to each file a Form 4 to report stock options granted to each non-employee director by the Company on May 9, 2014, and the failure of Kenneth Shamus to file a Form 4 for a transaction that occurred on September 23, 2014. The May 9, 2014 transactions were disclosed on a Form 5 for each non-employee director as filed with the SEC on February 17, 2015.

Code of Ethics

We have not yet adopted a code of ethics because we wanted to complete our constitution of the Board prior to adopting such code of ethics to allow the entire Board to review and approve a code of ethics.

Director’s Compensation

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the named directors by us during the year ended December 31, 2014.

						Non-Equity
Name						Incentive
And				Stock	Option	Plan	All Other
Principal Position	Year	Salary ($)	Bonus ($)	Awards ($)	Awards ($)	Compensation ($)	Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)

John M. Macaluso Chairman	2014	$-	$-	$-	$4,816	$-	$10,400	$15,216

Greg Suess Director	2014	$8,250	$-	$-	$4,674	$-	$-	$12,924

John Maatta Director	2014	$9,500	$-	$-	$5,170	$-	$-	$14,670

Vadim Mats Director	2014	$9,750	$-	$-	$5,170	$-	$-	$14,670

Paul L. Kessler Director	2014	$9,000	$-	$-	$14,551	$-	$-	$23,551

Kenneth Shamus Director	2014	$8,750	$-	$-	$14,451	$-	$-	$23,201

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Director Agreements

The Company has entered into director agreements with each of its directors. Each director agreement commences on the date that the respective director was appointed a member of the Board and continues through the Company’s next annual stockholders’ meeting, unless automatically renewed at the option of the Board on such date that such director is re-elected to the Board. Pursuant to the director agreements entered into with our directors, each director is granted a non-qualified option to purchase up to 150,000 shares of the Company’s common stock. Mr. Mats’ director agreement provided for a quarterly issuance of 10,000 shares of restricted common stock. On April 11, 2012, Mr. Mats waived his right to receive the stock award granted to him under his director agreement going forward. On May 9, 2011, Mr. Mats was granted a non-qualified option to purchase 150,000 shares of the Company’s common stock.

In conjunction with the director agreements, we entered into an indemnification agreement with each director that is effective during the term that such director serves as a member of the Board until six years thereafter. The indemnification agreement indemnifies the director to the fullest extent permitted under Delaware law for any claims arising out of, or resulting from, among other things, (i) any actual, alleged or suspected act or failure to act as a director or agent of the Company and (ii) any actual, alleged or suspected act or failure to act in respect of any business, transaction, communication, filing, disclosure or other activity of the Company. Further, the director is indemnified for any losses pertaining to such claims, provided, however, that the losses not include expenses incurred by the director in respect of any claim as which such director shall have been adjudged liable to the Company, unless the Delaware Chancery Court rules otherwise.

On May 5, 2014, the Board approved the granting to each of the five non-employee members of the Board on May 9, 2014, a non-qualified stock option to purchase up to three hundred thousand (300,000) shares of the Company’s common stock at an exercise price of $0.64 per share. Such options expire five years from the date of issuance and shall vest in equal amounts over a period of three (3) years at the rate of twenty-five thousand (25,000) shares per fiscal quarter at the end of such quarter, commencing in the quarter ended June 30, 2014, and pro-rated for the number of days each non-employee member of the Board serves on the Board during such fiscal quarter.

In addition, effective as of May 1, 2014, the non-employee members of the Board (i) for their participation in meetings of the Board and its committees, will be compensated $1,000 for in person meeting, and $250 - $500 per telephonic meeting, depending on the length of the telephonic meeting, and (ii) will be provided a monthly retainer of $750 per month.

Executive Officers

The following table set sets forth the Company’s executive officers as of September 14, 2015:

NAME	AGE	POSITION	OFFICER SINCE
John Macaluso	59	CEO and Chairman of the Board	May 2012 (1)

(1)	Mr. Macaluso was appointed as the Company’s Chief Executive Officer on March 19, 2012. On October 10, 2012, Mr. Macaluso was appointed as the Company’s Chairman of the Board.

Executive Compensation

The following table provides information concerning the compensation for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 for the Company’s Chief Executive Officer (the “Named Officer”) :

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2014 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

John M. Macaluso (1)	2014	$326,667	$466,988	$0	$541,505	$0	$0	$10,400	$1,345,560
Chief Executive Officer	2013	$240,000	$0	$0	$380,330	$0	$404,000	$8,400	$1,032,730
Chairman	2012	$180,000	$0	$0	$264,359	$0	$50,000	$15,780	$510,139

(1)	Mr. Macaluso was appointed as the Company’s Chief Executive Officer on March 19, 2012. On October 10, 2012, Mr. Macaluso was appointed as the Company’s Chairman of the Board.

Employment Agreement with John M. Macaluso

On September 16, 2014, the Company entered into an amended and restated employment agreement (the “Employment Agreement”) with John Macaluso (“Macaluso”) pursuant to which Macaluso shall continue to serve as the Company’s President and Chief Executive Officer. The initial term of the Employment Agreement commenced on September 16, 2014 (the “Commencement Date”) and shall expire on March 18, 2018 (the “Initial Term”). The Initial Term will be automatically extended for additional terms of one (1) year each (each a “Renewal Term” and together with the Initial Term, the “Term”), unless either the Company or Macaluso gives prior written notice of non-renewal to the other party no later than sixty (60) days prior to the expiration of the then current Term.

During the Term, the Company will pay Macaluso a base salary of $41,666.67 per month (the “Base Salary”) and a car allowance of $1,200 per month. In addition, subject to the terms and conditions of the Employment Agreement, Macaluso will receive an annual bonus of equal to the following, calculated cumulatively: (i) when the Company achieves annual Adjusted EBITDA (as defined in the Employment Agreement) of between $1.00 and $1,000,000, Macaluso shall receive a cash bonus of 30% of such annual Adjusted EBITDA; (ii) when the Company achieves annual Adjusted EBITDA of between $1,000,001 and $2,000,000, the Executive shall receive an additional cash bonus of 20% of such annual Adjusted EBITDA which exceeds $1,000,000; and (iii) when the Company achieves annual Adjusted EBITDA greater than $2,000,000, the Executive shall receive an additional cash bonus of 10% of such annual Adjusted EBITDA which exceeds $2,000,000.

Further, the Company granted to Macaluso options (the “Options”) to purchase shares of the Company’s common stock, par value $0.0001 per share, which shall vest as follows: (i) 763,888 Options, which have already been issued to Macaluso pursuant to Macaluso’s original employment agreement with the Company, dated March 19, 2012, and shall vest quarterly over the period ending March 18, 2015, at an exercise price of $0.44 per share; (ii) 900,000 of the Options shall vest quarterly over the period beginning on March 19, 2015 and ending March 18, 2016, at an exercise price of $1.00 per share; (iii) 900,000 of the Options shall vest quarterly over the period beginning on March 19, 2016 and ending March 18, 2017, at an exercise price of $1.25 per share; and (iv) 900,000 of the Options which shall vest quarterly over the period beginning on March 18, 2017 and ending March 18, 2018, at an exercise price of $1.50 per share.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Board currently consists of Messrs. Suess, Maatta and Mats, each of whom the Board has determined to be independent. This report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) by virtue of any general statement in such filing incorporating the Annual Report by reference, except to the extent that the Company specifically incorporates the information contained in this section by reference and shall not otherwise be deemed filed under either the Securities Act or the Exchange Act.

The Compensation Committee has reviewed and discussed with management the disclosure regarding Executive Compensation contained in this proxy statement for the 2015 annual meeting. Based on the review and discussions, the Compensation Committee recommended to the Board that such disclosure be included in this proxy statement. The Compensation Committee also recommends a vote “FOR” the adoption of the resolution 3 approving the Company’s executive compensation policies and procedures and the 2014 compensation paid to the Named Officer, as disclosed in the “Executive Compensation” section of this proxy statement, and the accompanying compensation tables and the related disclosures.

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This report has been furnished by the Compensation Committee of the Board of Directors.

Greg Suess, Chairman

Vadim Mats

John Maatta

2014 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

OPTION AWARDS						STOCK AWARDS
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#) (j)

John M. Macaluso Chief Executive Office and Chairman	150,000	-	-	$0.44	May 12, 2016	-	-	-	-

John M. Macaluso Chief Executive Office and Chairman	2,554,110	195,890	195,890	$0.44	March 19, 2017	-	-	-	-

John M. Macaluso Chief Executive Office and Chairman	120,000	-	-	$0.44	October 17, 2018	-	-	-	-

John M. Macaluso Chief Executive Office and Chairman	173,455	726,545	726,545	$1.00	March 18, 2016

John M. Macaluso Chief Executive Office and Chairman	104,262	795,738	795,738	$1.25	March 18, 2017

John M. Macaluso Chief Executive Office and Chairman	74,531	825,469	825,469	$1.50	March 18, 2018

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REPORT OF THE AUDIT COMMITTEE

Management is responsible for the preparation of the Company's financial statements and the Company's independent registered public accountants are responsible for auditing those statements. In connection with the preparation of the financial statements for the year ending December 31, 2014, the Audit Committee (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent registered public accountants the matters required to be discussed under Statement on Auditing Standards No. 61, as amended, (AICPA Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and (iii) received the written report, disclosures and the letter from the independent registered public accountants required by Public Company Accounting Oversight Board Rule 3526, “Communication with Audit Committees Concerning Independence,” and the Audit Committee has reviewed, evaluated and discussed with that firm the written report and its independence from the Company. The Audit Committee also has discussed with management of the Company and the independent registered public accountants such other matters and received such assurances from them as the Audit Committee deemed appropriate.

Based upon these reviews and discussions, the Audit Committee recommended, and the Board of Directors approved, the inclusion of the Company ’ s audited financial statements in the Company ’ s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, for filing with the SEC.

This report has been furnished by the Audit Committee of the Board of Directors.

Vadim Mats, Chairman

Paul Kessler

Kenneth Shamus

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

We present all possible transactions between us and our officers, directors and 5% stockholders, and our affiliates, to our Board for their consideration and approval. Any such transaction will require approval by a majority of the disinterested directors and such transactions will be on terms no less favorable than those available to disinterested third parties. During their years ended December 31, 2013 and 2014 , the Company had the following transactions with related persons reportable under Item 404 of Regulation S-K:

On May 31, 2011, the Company entered into an agreement with ToyWiz, Inc. (“ToyWiz”), a company run by a director of the Company, to monetize the ToyWiz website. Under the terms of such agreement, ToyWiz is paid 50% of the advertising revenue attributable to the ToyWiz site, with a minimum guarantee of $5,000.00 per month. This agreement is no longer in effect.

On September 1, 2012, the Company entered into an agreement with ROAR, LLC (“ROAR”), an entity which is partially owned by a director of the Company. ROAR agrees to provide the Company strategic management consulting services. The term of the agreement is month to month. The Company agrees to compensate ROAR with a $7,500 per month payment and a 10% commission on any contractual introduction for business development introduced by ROAR.

Effective April 22, 2013, the Company entered into that certain commercial real estate lease, as lessee, with Bristol Capital, LLC, a Delaware limited liability company (“Bristol”), and 225 California Street, LLC, a California limited liability company (“225 California”), as lessors, for new office space located in El Segundo, California (the “Lease”), with each of Bristol and 225 California holding an undivided 50% tenant-in-common interest. Bristol and 225 California are managed by a member of the Board and the Company’s Chief Executive Officer, respectively. Pursuant to the Lease, the Company shall pay base rent of $6,900 per month and an initial security deposit of $13,800 was required. The Company’s entering into the Lease was approved by the disinterested members of the Board. In September 2014, the Company terminated the Lease without penalty and is no longer obligated for future payments.

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Effective April 1, 2014, the Company entered into an agreement with Bristol pursuant to which Bristol agrees to provide the Company strategic management consulting services. The term of the agreement is month to month and Bristol shall receive a payment of $5,000 per month.

Bristol and ROAR each received a 2.5% profits participation and ownership interest in CON TV LLC, an entity that is 47.5% owned by the Company.

Effective December 29, 2014, the Company and a member of the Board formed Wiz Wizard, LLC in the State of Delaware. The Company and the member of the Board each own 50% of the membership interest and shall allocate the profits and losses accordingly upon repayment of the initial capital contributions on a pro rata basis.

Director Independence

The common stock of the Company is currently quoted on the OTCQB, quotation systems which currently do not have director independence requirements. On an annual basis, each director and executive officer will be obligated to disclose any transactions with the Company in which a director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest in accordance with Item 407(a) of Regulation S-K. Following completion of these disclosures, the Board will make an annual determination as to the independence of each director using the current standards for “independence” that satisfy the criteria for the Nasdaq.

As of September 14, 2015, the Board determined that the following directors are independent under these standards:

John Maatta, Greg Suess and Vadim Mats.

The Company has a standing Compensation Committee, a standing Audit Committee and a standing Nominating and Corporate Governance Committee. As of September 14, 2015, the Board has determined that all members of the Compensation Committee are independent, Mr. Mats is an independent member of the Audit Committee, and Messrs. Suess and Maatta are independent members of the Nominating and Corporate Governance Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND

RELATED STOCKHOLDER MATTERS.

Our authorized capital stock consists of 100,000,000 shares, of which 80,000,000 are for shares of common stock, par value $0.0001 per share, and 20,000,000 are for shares of preferred stock, par value $0.0001 per share, of which 50,000 have been designated as Series A Cumulative Convertible Preferred Stock. As of September 14, 2015, there were 51,368,386 shares of our common stock issued and outstanding, all of which were fully paid, non-assessable and entitled to vote. Each share of our common stock entitles its holder to one vote on each matter submitted to the shareholders.

The following table sets forth information as of September 14, 2015, with respect to the beneficial ownership of our common stock by (i) each of our officers and directors, (ii) our officers and directors as a group and (iii) each person known by us to beneficially own five percent (5%) or more of our outstanding common stock. Unless otherwise specified, the address of each of the persons set forth below is in care of Wizard World, Inc., 2201 Park Place, Suite 101, El Segundo, California 90245.

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Title of Class	Name of Beneficial Owner (1)	Number of Shares		Percent of Class (2)

Common	Vadim Mats, Director	73,000	(3)	* %
Common	Greg Suess, Director	146,553	(4)	* %
Common	John M. Macaluso, Chief Executive Officer, Chairman	8, 500 ,213	(5)	16.5%
Common	John Maatta, Director	2,500	(6)	* %
Common	Paul L. Kessler, Director	8,928,268	(7)	17.4%
Common	Kenneth Shamus, Director	1,462,750	(8)	2.9%

Common	All officers and directors as a group (6 persons)	19, 113 ,284		37.2%

Common	Pivot Media LLC	3,830,000	(9)	7.5%
Common	Stephen Shamus	2,393,750	(10)	4.7%
Common	4 Brothers LLC	3,351,250	(11)	6.5%
Common	Eric Weisblum	2,950,000	(12)	5.7%

Common	All officers, directors and 5% holders as a group (10 persons)	31, 638 ,284		61.6%

* denotes less than 1%

(1)	Beneficial ownership generally includes voting or investment power with respect to securities. Unless otherwise indicated, each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the securities. Beneficial ownership is determined in accordance with Rule 13d–3(d)(1) under the Exchange Act and includes securities for which the beneficial owner has the right to acquire beneficial ownership within 60 days.

(2)	Based on 51,368,386 shares of common stock issued and outstanding as of September 14, 2015.

(3)	This total does not include shares issuable upon exercise of an option for 450,000 shares of common stock, of which approximately 294,722 have vested.

(4)	Does not include shares issuable upon exercise of an option for 450,000 shares of common stock, of which approximately 294,722 have vested.

(5)	Does not include (i) 2,900,000 stock options at an exercise price of $0.44 per share, of which all options have vested as of today; (ii) 120,000 stock options at an exercise price of $0.40 per share, of which all options have vested as of today; (iii) 900,000 stock options at an exercise price of $1.00 per share, which shall vest quarterly over the period beginning on March 19, 2015 and ending March 18, 2016, of which approximately 440,766 options have vested as of today; (iv) 900,000 stock options at an exercise price of $1.25 per share, which shall vest quarterly over the period beginning on March 19, 2016 and ending March 18, 2017; and (v) 900,000 stock options at an exercise price of $1.50 per share, which shall vest quarterly over the period beginning on March 18, 2017 and ending March 18, 2018.

(6)	Does not include shares issuable upon exercise of an option for 450,000 shares of common stock, of which approximately 294,722 have vested.

(7)	The total consists of: (i) 7,573,568 shares owned by Bristol Investment Fund, Ltd., a Cayman Islands exempted company managed by Bristol Capital Advisors LLC (“Bristol Capital”), a Delaware limited liability company, of which Mr. Kessler, as the manager of Bristol Capital, acting alone, has voting and dispositive power over the shares beneficially owned; (ii) 489,000 shares owned by Bristol Capital, LLC, a Delaware limited liability company, of which Mr. Kessler is the manager and, alone, has voting and dispositive power over the shares beneficially owned; (iii) 78,700 shares owned by Paul Kessler IRA Rollover, of which Mr. Kessler, acting alone, has voting and dispositive power over the shares beneficially owned, and (iv) 787,000 shares owned by Bristol Capital Pension and Profit Sharing, of which Mr. Kessler, acting alone, has voting and dispositive power over the shares beneficially owned. This total does not include shares issuable upon exercise of an option for 450,000 shares of common stock, of which approximately 268,832 have vested.

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(8)	This total includes (i) 26,500 shares owned directly by Mr. Shamus and (ii) 1,436,250 owned by 4 Brothers LLC, of which Mr. Shamus has voting and dispositive power over the shares beneficially owned. This total does not include shares issuable upon exercise of an option for 450,000 shares of common stock, of which approximately 268,832 have vested. Mr. Shamus is part of the family that owns Kicking the Can LLC, 4 Brothers LLC, It’s All Normal, LLC and Pivot Media LLC.

(9)	Pivot Media LLC, a Delaware limited liability company, is owned and managed by Gareb Shamus. Mr. Shamus, acting alone, has voting and dispositive power over the shares beneficially owned by Pivot Media LLC. The address for Pivot Media LLC is 54 Jane Street, New York, NY 10014.

(10)	This total includes 2,393,750 shares owned by It’s All Normal , LLC, a Delaware limited liability company, of which Mr. Shamus is the owner and acting alone, has voting and dispositive power over the shares beneficially owned. This total does not include (i) shares issuable upon exercise of an option for 200,000 shares of common stock at $0.40 per share, of which all shares have vested, and (ii) shares issuable upon exercise of an option for 200,000 shares of common stock at $0.74 per share, of which all shares have vested. Upon the exercise of such options, Mr. Shamus will own approximately 5.4% of the outstanding common stock. The address for Mr. Shamus is 27 West 55th Street, New York, NY 10019.

(11)	4 Brothers LLC, a Delaware limited liability company, is owned and managed by Kenneth Shamus, Marty Shamus and Ilan Shamus. The mailing address for 4 Brothers LLC is 363 Spook Rock Road, Suffern, NY 10901.

(12)	This total consists of: (i) 1,950,000 shares of common stock directly owned by Eric Weisblum, and (ii) 1,000,000 shares of common stock owned by Gem Funding, LLC, a Delaware limited liability company (“GEM”). Corie Weisblum, the wife of Eric Weisblum, is the managing member of GEM. The address for Mr. Weisblum and GEM is 41 Owatonna Street, Haworth, New Jersey 07641.

SHAREHOLDER COMMUNICATIONS

The Board of Directors of the Company has not adopted a formal procedure that shareholders must follow to send communications to it. The Board of Directors does receive communications from shareholders, from time to time, and addresses those communications as appropriate. Shareholders can send communication to the Board of Directors in writing, to Wizard World, Inc., 2201 Park Place, Suite 101, El Segundo, California 90245, Attention: Board of Directors.

FUTURE SHAREHOLDER PROPOSALS

Rule 14a-8 under the Securities Exchange Act of 1934, as amended, addresses when a company must include a shareholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the Company holds an annual or special meeting of shareholders. Under Rule 14a-8, proposals that shareholders intend to have included in the Company’s proxy statement and form of proxy for the 2016 Annual Meeting of Shareholders must be received by the Company no later than March 31, 2016.

If a shareholder desires to bring a matter before an annual or special meeting and the proposal is submitted outside the process of Rule 14a-8, the shareholder must follow the procedures set forth in the Company’s bylaws. A copy of the Company’s bylaws setting forth the requirements for the nomination of director candidates by shareholders and the requirements for proposals by shareholders may be obtained from the Company’s Secretary at the address indicated on the first page of this proxy statement. If the date of the 2016 Annual Meeting of Shareholders is the same as the date of the 2015 Annual Meeting of Shareholders, shareholders who wish to nominate directors or to bring business before the 2016 Annual Meeting of Shareholders must notify the Company by no later than March 31, 2016. The notice must also comply with the Company’s bylaws. Notices should be directed to: Wizard World, Inc., 2201 Park Place, Suite 101, El Segundo, California 90245, Attention: Secretary.

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AVAILABILITY OF ANNUAL REPORT ON FORM 10-K AND HOUSEHOLDING

A copy of the Company’s Annual Report on Form 10-K as filed with the SEC is available upon written request and without charge to shareholders by writing to the Company c/o Secretary, 2201 Park Place, Suite 101, El Segundo, California 90245 or by calling telephone number (310) 648-8410.

In certain cases, only one Annual Report and Proxy Statement may be delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders at that address. The Company will undertake to deliver promptly upon written or oral request a separate copy of the Annual Report or Proxy Statement, as applicable, to a shareholder at a shared address to which a single copy of such documents was delivered. Such request should also be directed to Secretary, Wizard World, Inc., at the address or telephone number indicated in the previous paragraph. In addition, shareholders sharing an address can request delivery of a single copy of Annual Reports or Proxy Statements if they are receiving multiple copies of Annual Reports or Proxy Statements by directing such request to the same mailing address.

OTHER MATTERS

We have not received notice of and do not expect any matters to be presented for vote at the Annual Meeting, other than the proposals described in this Proxy Statement. If you grant a proxy, the person named as proxy holder, John Macaluso, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

By Order of the Board of Directors

/s/ John Macaluso
John Macaluso
Chairman of the Board

El Segundo, California

September 17, 2015

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PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

WIZARD WORLD, INC.

The undersigned hereby appoints John Macaluso as Proxy with full power of substitution to vote all the shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on October 7, 2015, at 10:00 A.M. PST at the office of Glaser Weil Fink Howard Avchen & Shapiro LLP located at 10250 Constellation Blvd., 19th Floor, Los Angeles, California 90067, or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any postponement or adjournments thereof, hereby revoking all former proxies.

Election of Directors

The nominees for the Board of Directors are:

John Macaluso	Vadim Mats	John Maatta	Greg Suess	Kenneth Shamus	Paul Kessler

Instruction: To withhold authority to vote for any individual nominee(s), write the nominee(s) name on the spaces provided below:

The Board of Directors recommends a vote FOR Proposal Nos. 1 and 3, and a ratification of Proposal No. 2.

1.	To elect six directors to hold office for a one year term or until each of their successors are elected and qualified (except as marked to the contrary above).

[ ] FOR	[ ] AGAINST	[ ] ABSTAINS	[ ] WITHHOLDS

2.	To ratify the appointment of Li & Company as the independent registered public accounting firm of the Company.

[ ] FOR	[ ] AGAINST	[ ] ABSTAINS	[ ] WITHHOLDS

3.	To approve, in a non-binding advisory vote, the compensation of the Company’s Named Officer.

[ ] FOR	[ ] AGAINST	[ ] ABSTAINS	[ ] WITHHOLDS

4.	To withhold the proxy’s discretionary vote on Your behalf with regards to any other matters that are properly presented for a vote at the Annual Meeting, please mark the box below.

[ ] WITHHOLDS

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This Proxy, when properly executed, will be voted in the matter directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR each of the proposals.

Dated: ____, 2015

Signature of Shareholder

Signature of Shareholder

Please date and sign exactly as your name(s) appears hereon. If the shares are registered in more than one name, each joint owner or fiduciary should sign personally. When signing as executor, administrator, trustee or guardian give full titles. Only authorized officers should sign for a corporation.

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